SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported) - September 8, 2003

                                 ---------------

                               TRENWICK GROUP LTD.
             (Exact name of registrant as specified in its charter)
                          (in provisional liquidation)

           Bermuda                      1-16089                  98-0232340
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

          LOM Building, 27 Reid Street
           Hamilton, HM 11, Bermuda                             Not Applicable
    (Address of principal executive offices)                      (Zip Code)

                                 (441) 292-4985
              (Registrant's telephone number, including area code)

                                      None
             (Former name or address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

      Exhibit No.        Description
      -----------        -----------

      99.1 Initial Monthly Operating Report of Trenwick America Corporation, Trenwick Group Ltd. (in provisional liquidation) and LaSalle Re Holdings Limited (in provisional liquidation), dated September 8, 2003.

      99.2 August 2003 Monthly Operating Report of Trenwick America Corporation, dated September 26, 2003.

      99.3 August 2003 Monthly Operating Report of Trenwick Group Ltd. (in provisional liquidation), dated September 26, 2003.

      99.4 August 2003 Monthly Operating Report of LaSalle Re Holdings Limited (in provisional liquidation), dated September 26, 2003.

      99.5               List of non-Debtor entities

Item 9. Regulation FD Disclosure

A. On September 8, 2003, Trenwick America Corporation, Trenwick Group Ltd. (in provisional liquidation) and LaSalle Re Holding Limited (in provisional liquidation) (the "Companies") filed an Initial Monthly Operating Report (the "Initial Monthly Operating Report") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). A copy of the Initial Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      On September 26, 2003, the Companies filed monthly operating reports as of August 20, 2003 and August 31, 2003 and for the period from August 20, 2003 to August 31, 2003 (the "August 2003 Monthly Operating Reports") with the Bankruptcy Court. Copies of the August 2003 Monthly Operating Reports are attached hereto as Exhibits 99.2, 99.3 and 99.4 and are incorporated herein by reference. The Initial Monthly Operating Report and the August 2003 Monthly Operating Reports (together, the "Operating Reports") include financial information only with respect to the Companies (the "Debtors"). Accordingly, the Operating Reports do not contain detailed financial information with respect to those subsidiaries and affiliates of Trenwick Group Ltd. that have not commenced proceedings to reorganize under chapter 11 of the United States Bankruptcy Code or have not filed insolvency proceedings in the Supreme Court of Bermuda. The non-Debtor entities are listed in Exhibit 99.5.

      The Operating Reports are in a format prescribed by the applicable bankruptcy laws. Readers are cautioned not to place undue reliance upon the information contained in the Operating Reports. The information in the Operating Reports has been prepared in accordance with accounting standards generally accepted in the United States of America for interim reporting, with the exception of accounting for wholly-owned subsidiaries of the Debtors, which have not been consolidated. In addition, certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of the Operating Reports. There can be no assurance that the Operating Reports are complete, and the Companies undertake no obligation to update or revise the Operating Reports. The Operating Reports have not been audited or reviewed by independent accountants.

      The unaudited information in the Operating Reports is subject to further review and potential adjustments and is not necessarily indicative of future results. In addition, the Operating Reports contain information for periods which are different from those contained in the Companies' reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and do not include consolidated results of the Debtors. Accordingly, the substance and format of the Operating Reports do not allow for meaningful comparison with the Companies' previously disclosed consolidated financial statements.

      Although not included in Exhibits 99.1 through 99.4 hereto, the Operating Reports also include certificates of insurance and bank statements. The financial statements included in the Operating Reports were prepared using certain assumptions and estimates that are subject to revision. Any adjustments for these estimates (based upon changes in facts and circumstances, further analysis, and other factors) will be reflected in the financial statements in the period during which such adjustments are made. These adjustments could have a material impact on reported results in the future.

      In the future, so long as each Company remains under the supervision of the Bankruptcy Court, in lieu of filing quarterly reports on Form 10-Q and annual reports on Form 10-K, each such Company intends to file on Form 8-K its monthly operating reports as filed with, and in the format prescribed by, the Bankruptcy Court.

B. On August 20, 2003, Trenwick Group Ltd. and LaSalle Re Holdings Limited filed insolvency proceedings in the Supreme Court of Bermuda (the "Bermuda Court"). On August 22, 2003, the Bermuda Court granted an order appointing Michael Morrison and John Wardrop, partners of KPMG in Bermuda and KPMG LLP in the United Kingdom, respectfully, as Joint Provisional Liquidators ("JPLs") in respect of Trenwick Group Ltd. and LaSalle Re Holdings Limited. The Bermuda Court granted the JPLs the power to oversee the continuation and reorganization of these companies' businesses under the control of their boards of directors and under the supervision of the Bankruptcy Court and the Bermuda Court. The JPLs have not audited the contents of this report.

      The Companies are debtors and debtors-in-possession in In re Trenwick America Corporation, et al., Case No. 03-12635 (MFW) (Bankr. D. Del. 2003), In re Trenwick

Group Ltd., et al., Case No. 03-12636 (MFW) (Bankr. D. Del. 2003) and In re LaSalle Re Holdings Limited, et al., Case No. 03-12637 (MFW) (Bankr. D. Del.
2003).

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the Operating Reports and other information in this Report (including exhibits) are furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that Section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  TRENWICK GROUP LTD. (in provisional
                                  liquidation)


                                  By: /s/ W. Marston Becker
                                     -------------------------------------------
                                     Name: W. Marston Becker
                                     Title: Chairman and Chief Executive Officer

Dated: October 16, 2003

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Initial Monthly Operating Report of Trenwick America Corporation, Trenwick Group Ltd. (in provisional liquidation) and LaSalle Re Holdings Limited, dated September 8, 2003.

99.2 August 2003 Monthly Operating Report of Trenwick America Corporation, dated September 26, 2003.

99.3              August 2003 Monthly Operating Report of Trenwick Group Ltd.
                  (in provisional liquidation), dated September 26, 2003.

99.4 August 2003 Monthly Operating Report of LaSalle Re Holdings Limited (in provisional liquidation), dated September 26, 2003.

99.5              List of non-Debtor-entities